                                                                   EXHIBIT 10.56


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

          This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of May 26, 2004, and entered into by and among ALLERGAN, INC. (the "Company"), the banks and other financial institutions signatory hereto that are parties as Banks to the Credit Agreement referred to below (the "Banks"), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), CITICORP USA INC., as syndication agent, and BANK OF AMERICA, N.A., as documentation agent.

                                    Recitals

          A. The Company, the Banks, and the Agents have entered into that certain Credit Agreement dated as of October 11, 2002 (as heretofore amended, the "Credit Agreement"), by and among the Company, the Eligible Subsidiaries referred to therein, the Banks party thereto, the Administrative Agent, Citicorp USA Inc., as syndication agent, and Bank of America, N.A., as documentation agent. Capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement.

          B. The Company has requested certain modifications to the provisions of the Credit Agreement.

          C. The Banks and the Administrative Agent are willing to agree to the modifications requested by the Company, on the terms and conditions set forth in this Amendment.

                                    Agreement

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Company, the Banks, and the Administrative Agent agree as follows:

          1. Amendment to Section 1.01 of the Credit Agreement.

     (a) The definition of "Termination Date" contained in Section 1.01 of the Credit Agreement is hereby amended by changing the date specified therein from "October 11, 2007" to "May 26, 2009".

     (b) The definition of "Adjusted Cash" contained in Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately prior to the period at the end of such definition:

          "; provided that if the Company gives written notice to the Administrative Agent that it will prefinance the redemption of its Zero Coupon Convertible Senior Notes Due 2022 then for the period from the date of such notice to the earlier of (x) November 30, 2007 and
          (y) the date that all of the Zero Coupon Convertible Notes Due 2022 have been paid in full or converted, (a) the percentage of cash and cash equivalents of the Company included in calculating Adjusted

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          Cash shall be increased from 70% to 100% and (b) the limitation on the amount of Adjusted Cash with respect to cash and cash equivalents owned by the Company shall be increased from $150,000,000 to $500,000,000."

          2. Changes in Commitments. With effect from and including the Amendment Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (each, a "NEW BANK") shall become a Bank party to the Credit Agreement, (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the Commitment Schedule annexed hereto (the "NEW COMMITMENT SCHEDULE") and (iii) the New Commitment Schedule shall replace the Commitment Schedule to the Credit Agreement. On the Amendment Effective Date, any Bank not listed in the New Commitment Schedule (each, an "EXITING BANK", and each New Bank or Bank other than an Exiting Bank, a "CONTINUING BANK") shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 7.06, 8.03, 8.04 and 11.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.

          3. Representations and Warranties. The Company represents and warrants that:

               (a) Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

               (b) Corporate and Governmental Authorization. The execution, delivery and performance by the Company of this Amendment and the performance by the Company of the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement"), are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official under any provision of law or regulation applicable to the Company, and do not contravene, or constitute a default under, any provision of law or regulation applicable to the Company or of the restated certificate of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

               (c) Binding Effect. This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of the Company.

               (d) No Default. Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.


                                       2
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          4. Effectiveness. This Amendment shall be effective as of the date hereof (the "AMENDMENT EFFECTIVE DATE"), subject to satisfaction of the following conditions:

               (a) the Administrative Agent shall have received from each of the Company and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

               (b) the Administrative Agent shall have received an opinion of Douglas S. Ingram, Esq., Executive Vice President, General Counsel and Secretary of the Company, dated as of the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent; and

               (c) the Administrative Agent shall have received from the Company
     (i) for the account of the Continuing Banks, 0.05% of the amount of their respective Commitments after giving effect to this Amendment and (ii) all other amounts due and payable to the Administrative Agent.

          5. Effect of Amendment; Ratification. From and after the date on which this Amendment becomes effective, all references to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the Notes shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. The Company confirms that as amended hereby, each of the Amended Credit Agreement and the Notes is in full force and effect.

          6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          7. Counterparts; Integration. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, related to the subject matter hereof.


                                       3
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          IN WITNESS WHEREOF, each of the undersigned has duly executed this
Fourth Amendment to Credit Agreement as of the date set forth above.


                                   ALLERGAN, INC.


                                   By:      /s/ Eric K. Brandt
                                            ------------------------------------
                                            Name: Eric K. Brandt
                                            Title:   Executive Vice President,
                                            Finance, Strategy & Corporate
                                            Development (Principal Financial
                                            Officer)


                                   By:      /s/ James M. Hindman
                                            ------------------------------------
                                            Name:    James M. Hindman
                                            Title: Sr. Vice President, Treasury,
                                            Risk and Investor Relations

                                   JPMORGAN CHASE BANK


                                   By:      /s/ Laura J. Cumming
                                            ------------------------------------
                                            Name: Laura J. Cumming
                                            Title:   Vice President

                                   CITICORP USA, INC.


                                   By:      /s/ Carolyn Wendler
                                            ------------------------------------
                                            Name:  Carolyn Wendler
                                            Title:  Managing Director and Vice
                                            President

                                   BANK OF AMERICA, N.A.


                                   By:      /s/ Kevin R. Wagley
                                            ------------------------------------
                                            Name:    Kevin R. Wagley
                                            Title:   Principal


                                      S-1

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                                   BANK ONE, NA


                                   By:      /s/ L. Richard Schiller
                                            ------------------------------------
                                            Name:    L. Richard Schiller
                                            Title:   Director


                                   MORGAN STANLEY BANK


                                   By:      /s/ Daniel Twenge
                                            ------------------------------------
                                            Name:    Daniel Twenge
                                            Title:   Vice President
                                            Morgan Stanley Bank


                                      S-2

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                               COMMITMENT SCHEDULE


LENDER                                                       COMMITMENT
JPMorgan Chase Bank                                          $75,000,000
Citicorp USA, Inc.                                           $120,000,000
Bank of America, N.A.                                        $120,000,000
Bank One, NA                                                 $45,000,000
Morgan Stanley Bank                                          $40,000,000
ABN-AMRO Bank N.V.                                           $0


                                      S-3